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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 16, 2003


                           First Franklin Corporation
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             (Exact name of registrant as specified in its charter)



              Delaware                   0-16362             31-1221029
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  (State or other jurisdiction of      (Commission          (IRS Employer
           incorporation)              File Number)         Identification No.)




                   4750 Ashwood Drive, Cincinnati, Ohio 45241
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (513) 469-5352
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          (Former name or former address, if changed since last report)


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                                    FORM 8-K

Item 7.      Financial Statements and Exhibits.
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             (a) and (b).  Not applicable.

             (c)      Exhibits.

                      See Index to Exhibits.

Item 12.     Results of Operations and Financial Condition.
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             On October 16, 2003, First Franklin Corporation issued a press release regarding its earnings for the third quarter of 2003. The press release is attached as Exhibit 99 hereto and incorporated herein by reference.


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                                   SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               FIRST FRANKLIN CORPORATION



                               By: /s/ Daniel T. Voelpel
                                  -----------------------------------------
                                    Daniel T. Voelpel
                                    Vice President and Chief Financial Officer

Date:  October 16, 2003



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                                INDEX TO EXHIBITS
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       Exhibit Number                    Description
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             99       Press Release of First Franklin Corporation dated
                      October 16, 2003